                          VAN KAMPEN SERIES FUND, INC.

                          ARTICLES SUPPLEMENTARY TO THE
                     ARTICLES OF AMENDMENT AND RESTATEMENT
                        OF THE ARTICLES OF INCORPORATION

     VAN KAMPEN SERIES FUND, INC., a Maryland corporation (the "Corporation"), pursuant the Maryland General Corporation Law ("MGCL"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST, the Corporation is an open-end investment company registered under the Investment Company Act of 1940, as amended.

     SECOND, the Corporation, before implementation of the Articles described herein, has authority to issue 19,125,000,000 shares of common stock, par value $0.001 per share (each a "Share"), which are designated and classified as follows:

                                               NUMBER OF SHARES OF COMMON
NAME OF CLASS                                  STOCK CLASSIFIED AND ALLOCATED
-------------                                  ------------------------------
Van Kampen Global Equity Allocation Fund
            Class A                             375,000,000 shares
Van Kampen Global Equity Allocation Fund
            Class B                             375,000,000 shares
Van Kampen Global Equity Allocation Fund
            Class C                             375,000,000 shares

Van Kampen Asian Growth Fund
            Class A                            375,000,000 shares
Van Kampen Asian Growth Fund
            Class B                            375,000,000 shares
Van Kampen Asian Growth Fund
            Class C                            375,000,000 shares

Van Kampen American Value Fund
            Class A                            375,000,000 shares
Van Kampen American Value Fund
            Class B                            375,000,000 shares
Van Kampen American Value Fund
            Class C                            375,000,000 shares

Van Kampen Worldwide High Income Fund
            Class A                            375,000,000 shares
Van Kampen Worldwide High Income Fund
            Class B                            375,000,000 shares
Van Kampen Worldwide High Income Fund
            Class C                            375,000,000 shares

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Van Kampen Emerging Markets Fund
            Class A                            375,000,000 shares
Van Kampen Emerging Markets Fund
            Class B                            375,000,000 shares
Van Kampen Emerging Markets Fund
            Class C                            375,000,000 shares

Van Kampen Latin American Fund
            Class A                            375,000,000 shares
Van Kampen Latin American Fund
            Class B                            375,000,000 shares
Van Kampen Latin American Fund
            Class C                            375,000,000 shares

Van Kampen European Equity Fund
            Class A                            375,000,000 shares
Van Kampen European Equity Fund
            Class B                            375,000,000 shares
Van Kampen European Equity Fund
            Class C                            375,000,000 shares

Van Kampen Growth and Income Fund II
            Class A                            375,000,000 shares
Van Kampen Growth and Income Fund II
            Class B                            375,000,000 shares
Van Kampen Growth and Income Fund II
            Class C                            375,000,000 shares

Van Kampen International Magnum Fund
            Class A                            375,000,000 shares
Van Kampen International Magnum Fund
            Class B                            375,000,000 shares
Van Kampen International Magnum Fund
            Class C                            375,000,000 shares

Van Kampen Focus Equity Fund
            Class A                            375,000,000 shares
Van Kampen Focus Equity Fund
            Class B                            375,000,000 shares
Van Kampen Focus Equity Fund
            Class C                            375,000,000 shares

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Van Kampen Japanese Equity Fund
            Class A                            375,000,000 shares
Van Kampen Japanese Equity Fund
            Class B                            375,000,000 shares
Van Kampen Japanese Equity Fund
            Class C                            375,000,000 shares

Van Kampen Global Equity Fund
            Class A                            375,000,000 shares
Van Kampen Global Equity Fund
            Class B                            375,000,000 shares
Van Kampen Global Equity Fund
            Class C                            375,000,000 shares

Van Kampen Emerging Markets Debt Fund
            Class A                            375,000,000 shares
Van Kampen Emerging Markets Debt Fund
            Class B                            375,000,000 shares
Van Kampen Emerging Markets Debt Fund
            Class C                            375,000,000 shares

Van Kampen Mid Cap Growth Fund
            Class A                            375,000,000 shares
Van Kampen Mid Cap Growth Fund
            Class B                            375,000,000 shares
Van Kampen Mid Cap Growth Fund
            Class C                            375,000,000 shares

Van Kampen Equity Growth Fund
            Class A                            375,000,000 shares
Van Kampen Equity Growth Fund
            Class B                            375,000,000 shares
Van Kampen Equity Growth Fund
            Class C                            375,000,000 shares

Van Kampen Value Fund
            Class A                            375,000,000 shares
Van Kampen Value Fund
            Class B                            375,000,000 shares
Van Kampen Value Fund
            Class C                            375,000,000 shares

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Van Kampen Tax Managed Global Franchise Fund
            Class A                            375,000,000 shares
Van Kampen Tax Managed Global Franchise Fund
            Class B                            375,000,000 shares
Van Kampen Tax Managed Global Franchise Fund
            Class C                            375,000,000 shares

     THIRD, the Board of Directors of the Corporation at a meeting duly convened on August 23, 2001 has adopted a resolution to change, pursuant to section 2-605(a)(4) of MGCL, the name of a portfolio of the Corporation, namely the Van Kampen Asian Growth Fund to the Van Kampen Asian Equity Fund;

     FOURTH, the Board of Directors of the Corporation at a meeting duly convened on August 23, 2001 has adopted a resolution to change, pursuant to section 2-605(a)(4) of MGCL, the name of a portfolio of the Corporation, namely the Van Kampen European Equity Fund to the Van Kampen European Value Equity Fund;

     FIFTH, the Board of Directors of the Corporation at a meeting duly convened on August 23, 2001 has adopted a resolution to change, pursuant to section 2-605(a)(4) of MGCL, the name of a portfolio of the Corporation, namely the Van Kampen Global Equity Fund to the Van Kampen Global Value Equity Fund;

     SIXTH, the Board of Directors of the Corporation at a meeting duly convened on August 23, 2001 has adopted a resolution to change, pursuant to section 2-605(a)(4) of MGCL, the name of a portfolio of the Corporation, namely the Van Kampen Tax Managed Global Franchise Fund to the Van Kampen Global Franchise Fund;

     SEVENTH, the Corporation, after implementation of the Articles described herein, has authority to issue 19,125,000,000 Shares which are designated and classified as follows:

                                               NUMBER OF SHARES OF COMMON
NAME OF CLASS                                  STOCK CLASSIFIED AND ALLOCATED
-------------                                  ------------------------------
Van Kampen Global Equity Allocation Fund
            Class A                            375,000,000 shares
Van Kampen Global Equity Allocation Fund
            Class B                            375,000,000 shares
Van Kampen Global Equity Allocation Fund
            Class C                            375,000,000 shares

Van Kampen Asian Equity Fund
            Class A                            375,000,000 shares
Van Kampen Asian Equity Fund
            Class B                            375,000,000 shares
Van Kampen Asian Equity Fund
            Class C                            375,000,000 shares

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Van Kampen American Value Fund
            Class A                            375,000,000 shares
Van Kampen American Value Fund
            Class B                            375,000,000 shares
Van Kampen American Value Fund
            Class C                            375,000,000 shares

Van Kampen Worldwide High Income Fund
            Class A                            375,000,000 shares
Van Kampen Worldwide High Income Fund
            Class B                            375,000,000 shares
Van Kampen Worldwide High Income Fund
            Class C                            375,000,000 shares

Van Kampen Emerging Markets Fund
            Class A                            375,000,000 shares
Van Kampen Emerging Markets Fund
            Class B                            375,000,000 shares
Van Kampen Emerging Markets Fund
            Class C                            375,000,000 shares

Van Kampen Latin American Fund
            Class A                            375,000,000 shares
Van Kampen Latin American Fund
            Class B                            375,000,000 shares
Van Kampen Latin American Fund
            Class C                            375,000,000 shares

Van Kampen European Value Equity Fund
            Class A                            375,000,000 shares
Van Kampen European Value Equity Fund
            Class B                            375,000,000 shares
Van Kampen European Value Equity Fund
            Class C                            375,000,000 shares

Van Kampen Growth and Income Fund II
            Class A                            375,000,000 shares
Van Kampen Growth and Income Fund II
            Class B                            375,000,000 shares
Van Kampen Growth and Income Fund II
            Class C                            375,000,000 shares

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Van Kampen International Magnum Fund
            Class A                            375,000,000 shares
Van Kampen International Magnum Fund
            Class B                            375,000,000 shares
Van Kampen International Magnum Fund
            Class C                            375,000,000 shares

Van Kampen Focus Equity Fund
            Class A                            375,000,000 shares
Van Kampen Focus Equity Fund
            Class B                            375,000,000 shares
Van Kampen Focus Equity Fund
            Class C                            375,000,000 shares

Van Kampen Japanese Equity Fund
            Class A                            375,000,000 shares
Van Kampen Japanese Equity Fund
            Class B                            375,000,000 shares
Van Kampen Japanese Equity Fund
            Class C                            375,000,000 shares

Van Kampen Global Value Equity Fund
            Class A                            375,000,000 shares
Van Kampen Global Value Equity Fund
            Class B                            375,000,000 shares
Van Kampen Global Value Equity Fund
            Class C                            375,000,000 shares

Van Kampen Emerging Markets Debt Fund
            Class A                            375,000,000 shares
Van Kampen Emerging Markets Debt Fund
            Class B                            375,000,000 shares
Van Kampen Emerging Markets Debt Fund
            Class C                            375,000,000 shares

Van Kampen Mid Cap Growth Fund
            Class A                            375,000,000 shares
Van Kampen Mid Cap Growth Fund
            Class B                            375,000,000 shares
Van Kampen Mid Cap Growth Fund
            Class C                            375,000,000 shares


Van Kampen Equity Growth Fund
            Class A                            375,000,000 shares
Van Kampen Equity Growth Fund
            Class B                            375,000,000 shares
Van Kampen Equity Growth Fund
            Class C                            375,000,000 shares

Van Kampen Value Fund
            Class A                            375,000,000 shares
Van Kampen Value Fund
            Class B                            375,000,000 shares
Van Kampen Value Fund
            Class C                            375,000,000 shares

Van Kampen Global Franchise Fund
            Class A                            375,000,000 shares
Van Kampen Global Franchise Fund
            Class B                            375,000,000 shares
Van Kampen Global Franchise Fund
            Class C                            375,000,000 shares


     SIXTH, such shares have been duly authorized and classified by the Board of Directors pursuant to authority and power contained in Section 2-105(c) of the MGCL and the Corporation's Articles of Amendment and Restatement of the Amended Articles of Incorporation.

     SEVENTH, the description of the shares designated and classified, as set forth above, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption is as set forth in the Articles of Amendment and Restatement of the Amended Articles of Incorporation and has not changed in connection with these Articles Supplementary to the Articles of Amendment and Restatement of the Amended Articles of Incorporation.

     IN WITNESS WHEREOF, VAN KAMPEN SERIES FUND, INC. has caused these Articles Supplementary to be signed in its name and on its behalf by its Assistant Secretary attested by its Assistant Secretary on this 23rd day of October, 2001.


                                                 VAN KAMPEN SERIES FUND, INC



                                                      /s/ Sara L. Badler
                                                 By:________________________
                                                      Sara L. Badler
                                                      Assistant Secretary


         /s/ Weston B. Wetherell
Attest:____________________
         Weston B. Wetherell
         Assistant Secretary



The undersigned, Assistant Secretary of Van Kampen Series Fund, Inc., who executed on behalf of said corporation the foregoing Articles Supplementary to the Articles of Amendment and Restatement of which this certificate is made a part, hereby acknowledges, in the name of and on behalf of said corporation, the foregoing Articles Supplementary to the Articles of Amendment and Restatement to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.


                                                      /s/ Sara L. Badler
                                                 By:________________________
                                                      Sara L. Badler
                                                      Assistant Secretary